UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 10, 2007

Date of report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10410	62-1411755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 8.01                                             Other Events.

On January 10, 2007, the parties to the Agreement and Plan of Merger (the “Merger Agreement”), dated December 19, 2006, among Harrah’s Entertainment, Inc., a Delaware corporation (the “Company”), Hamlet Holdings LLC, a Delaware limited liability company (“Parent”), and Hamlet Merger Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), agreed to a waiver (the “Waiver”) to the Merger Agreement.  The Waiver provides that the Company, Parent and Merger Sub shall not be obligated to make their pre-merger notification filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 by the 15th business day following the execution of the Merger Agreement, but instead shall make such filings no later than February 28, 2007.

The foregoing summary of the Waiver does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Waiver, which is attached as Exhibit 99.1 and incorporated herein by reference.

Important Additional Information Regarding the Merger will be Filed with the SEC:

In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Harrah’s Entertainment, Inc. at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free by directing such request to Harrah’s Entertainment, Inc. Investor Relations, 2100 Caesars Palace Drive, Palace Tower, Spa Level, Las Vegas, NV 89109, telephone: (702) 407-6381 or on the Company’s website at http://investor.harrahs.com.

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the interests of the Company’s participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available.

Item 9.01                                             Financial Statements And Exhibits.

                (d)           Exhibits. The following exhibit is being filed herewith:

2.1                                 Waiver, dated as of January 10, 2007, to the Agreement and Plan of Merger by and among Hamlet Holdings LLC, Hamlet Merger Inc. and Harrah’s Entertainment, Inc., dated as of December 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.	Harrah’s Entertainment, Inc

Date: January 11, 2007	By:	/s/ MICHAEL D. COHEN
		Name:	Michael D. Cohen
		Title:	Vice President, Associate General Counsel and Corporate Secretary